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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               September 25, 2000
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                        (Date of earliest event reported)


                                Tower Tech, Inc.
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             (Exact name of registrant as specified in its charter)


         Oklahoma                      1-12556                73-1210013
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


11935 South I-44 Service Road, Oklahoma City, Oklahoma          73173
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(Address of principal executive offices)                      (Zip Code)


                                 (405) 290-7788
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               Registrant's telephone number, including area code


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Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

         On September 25, 2000, Tower Tech, Inc. ("Tower Tech") announced the retirement of Harold Curtis from his chief executive officer position with Tower Tech. Mr. Curtis will continue to serve as a director. In addition, Mr. Curtis agreed to a two-year consulting agreement with Tower Tech.

         A copy of the press release announcing the retirement of Mr. Curtis is filed as Exhibit 99.1 to this Form 8-K.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statement and Exhibits.

         (c)  Exhibits

              99.1  Press Release of Tower Tech, Inc. dated September 25, 2000.

Item 8. Change in Fiscal Year.

         Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TOWER TECH, INC.



Date: September 26, 2000             By:     /s/ Charles D. Whitsitt
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                                             Charles D. Whitsitt
                                             Chief Financial Officer